[LOGO OF PBHG(R) FUNDS]

     INSURANCE SERIES FUND

     PROSPECTUS APRIL 8, 2005


     o    LIBERTY RIDGE SELECT VALUE PORTFOLIO
          (formerly known as PBHG Select Value Portfolio)


As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved any Portfolio shares as an investment or determined whether this prospectus is truthful or complete. Anyone who tells you otherwise is committing a crime.

INTRODUCTION

AN INTRODUCTION TO PBHG INSURANCE SERIES FUND AND THIS PROSPECTUS:

PBHG Insurance Series Fund is a mutual fund that sells shares in its separate investment portfolios ("Portfolios") through variable annuity contracts ("VA Contracts") and variable life insurance policies ("VLI Policies") offered by separate accounts of certain insurance companies ("Participating Insurance Companies").

Each Portfolio has its own investment objective and strategies for reaching that goal. Before investing, make sure the Portfolio's goal matches your own. In general, these Portfolios are designed for long-term investors, such as those saving for retirement, or investors that want a fund that seeks to outperform the market in which it invests over the long-term. These Portfolios may not be suitable for investors who are pursuing a short-term investment goal, such as investing emergency reserves. These Portfolios also may not be suitable for investors who require regular income or stability of principal.

Liberty Ridge Capital, Inc. (formerly known as Pilgrim Baxter & Associates, Ltd.) ("Liberty Ridge Capital") is the investment adviser for each Portfolio. Liberty Ridge Capital invests Portfolio assets in a way that it believes will help a Portfolio achieve its goal. However, there is no guarantee that a Portfolio will achieve its goal.

This Prospectus contains important information you should know before investing in the Liberty Ridge Select Value Portfolio (the "Portfolio") and as a shareholder in the Portfolio. This information is arranged into different sections for easy reading and future reference. To obtain more information about the Portfolios, please refer to the back cover of this Prospectus.

          CONTENTS                                                    PAGE
          ----------------------                                      ----
          PORTFOLIO SUMMARIES                                            2
          THE INVESTMENT ADVISER                                        11
          PORTFOLIO MANAGERS                                            12
          YOUR INVESTMENT                                               13
               Policy Regarding Excessive or Short-Term Trading
               Pricing Portfolio Shares
               Buying & Selling Portfolio Shares
               Distributions and Taxes
               Potential Conflicts of Interest

          FINANCIAL HIGHLIGHTS                                          16

                      LIBERTY RIDGE SELECT VALUE PORTFOLIO

GOAL:

The Portfolio seeks to provide investors long-term growth of capital and income. Current income is a secondary objective.

MAIN INVESTMENT STRATEGIES:

Under normal market conditions, the Portfolio invests at least 65% of its assets in value securities, such as common stocks, of no more than 30 companies with large market capitalizations. These companies generally have market capitalizations similar to the market capitalizations of the companies in the S&P 500 Index at the time of the Portfolio's investment. As of March 31, 2005, the companies in the S&P 500 Index had market capitalizations between $575 million and $382.2 billion. The securities in the Portfolio are primarily common stocks that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratios, dividend income potential and earnings power. Liberty Ridge Capital expects to focus on those value securities whose market capitalizations are over $10 billion at the time of purchase. The size of the companies in the Index and those in which Liberty Ridge Capital intends to focus the Portfolio's investments will change with market conditions and the composition of the Index. Liberty Ridge Capital uses its own fundamental research, computer models and proprietary measures of value in managing this Portfolio. Liberty Ridge Capital may sell a security for a variety of reasons, such as when it becomes overvalued or shows deteriorating fundamentals.

MAIN INVESTMENT RISKS:

The value of your investment in the Portfolio will go up and down, which means you could lose money.

The Portfolio invests in a limited number of stocks in order to achieve a potentially greater investment return. As a result, the price change of a single security, positive or negative, has a greater impact on the Portfolio's net asset value and will cause its shares to fluctuate more than a fund that does not invest in a limited number of stocks.

The price of the securities in the Portfolios will fluctuate. These price movements may occur because of the changes in the financial markets, the company's individual situation, or industry changes.

While the value securities in the Portfolio may never reach what Liberty Ridge Capital believes are their full worth and may even go down in price, the Portfolio's emphasis on large company securities may limit some of the risk associated with value investing because large company securities tend to be less volatile than smaller company securities.

Although the Portfolio strives to achieve its goal, it cannot guarantee that the goal will be achieved. Your investment in the Portfolio is not a bank deposit. It is not insured or guaranteed by the FDIC or any other government agency.

PERFORMANCE INFORMATION:

The bar chart and the performance table below illustrate the risks and volatility of an investment in the Portfolio. The bar chart shows you how the Portfolio's performance has varied from year to year. The performance table compares the Portfolio's performance over time to that of the S&P 500 Index, a widely recognized, unmanaged index that measures the performance of large cap stocks across all major industries. Both the chart and the table assume reinvestment of dividends and distributions but do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If such charges or expenses were reflected, the returns in the bar chart and table would be lower. Of course, the Portfolio's past performance does not indicate how it will perform in the future.

[CHART APPEARS HERE]

2004                     2.85%
2003                    18.29%
2002                   -25.07%
2001                     1.72%
2000                    17.88%
1999                     8.89%
1998                    37.96%


                                  BEST QUARTER
                  4th Quarter 1998                 29.59%

                                  WORST QUARTER
                  3rd Quarter 2002                -21.66%

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/04

                                    PAST         PAST     SINCE INCEPTION
                                   1 YEAR      5 YEARS       (10/28/97)
                                  --------    --------    ---------------
Select Value Portfolio                2.85%       1.80%              7.79%

S&P 500 Index                        10.88%      -2.30%              5.57%*

*    The S&P 500 Index since inception return is as of 10/31/97.

For more information on this Portfolio's investment strategies and associated risks, please refer to the More About Portfolios section beginning on page 4.

FEES AND EXPENSES:

This table summarizes the shareholder transaction fees and annual operating expenses you would pay as an investor in the Portfolio. Shareholder transaction fees are paid directly from your account. Annual operating expenses are paid out of the Portfolio's assets. The shareholder transaction fees and the annual fund operating expenses shown in the table do not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies.

FEES AND EXPENSES TABLE
SHAREHOLDER TRANSACTION FEES
(Fees paid directly from your investment)
----------------------------------------------------------------------
Maximum Sales Charge (Load)
  Imposed on Purchases ................................ Not Applicable
Maximum Deferred Sales Charge (Load) .................. Not Applicable
Maximum Sales Charge (Load)
  Imposed on Reinvested
  Dividends  and  Other  Distributions ................ Not Applicable
Redemption  Fee ....................................... Not Applicable
Exchange Fee .......................................... Not Applicable

ANNUAL FUND OPERATING EXPENSES
(Expenses that are deducted from portfolio assets)
----------------------------------------------------------------------
Management Fees ................................................. 0.65%
Distribution and/or Services (12b-1) Fees ....................... None
Other Expenses .................................................. 0.25%(1)
Total Annual Fund Operating Expenses ............................ 0.90%*(1)

* These are the expenses you should expect to pay as an investor in this Portfolio for the fiscal year ending December 31, 2005. However, you should know that for the fiscal year ending December 31, 2005, Liberty Ridge Capital has contractually agreed to waive that portion, if any, of the annual management fees payable by the Portfolio and to pay certain expenses of the Portfolio to the extent necessary to ensure that the total annual fund operating expenses do not exceed 1.00%. You should also know that in any fiscal year in which the Portfolio's total assets are greater than $75 million and its total annual fund operating expenses are less than 1.00%, the Portfolio's Board of Trustees may elect to reimburse Liberty Ridge Capital for any fees it waived or expenses it reimbursed on the Portfolio's behalf during the previous two fiscal years. The Board has made no reimbursement election for the fiscal year ended December 31, 2004.

(1) The expense information in the table has been restated to reflect the reduced administrative services fee Old Mutual Fund Services charges the Portfolio. Effective October 1, 2004, the fee was reduced from 0.15% to approximately 0.12%.

EXAMPLE:

This example translates the "Total Annual Fund Operating Expenses" shown in the preceding table into dollar amounts. With this information, you can more easily compare the cost of investing in the Portfolio to the cost of investing in other mutual funds. This example makes four assumptions: 1) you invest $10,000 in the Portfolio for the time periods shown; 2) you redeem all your shares at the end of those time periods; 3) you earn a 5% return on your investment each year; and
4) the Portfolio's operating expenses remain the same for the time periods shown. The example is hypothetical. Your actual costs and returns may be higher or lower. In addition, this example does not reflect any additional charges or expenses that may be imposed under the VA Contracts or VLI Policies. If these additional charges or expenses were reflected in the example, the costs would be higher.

                                    YOUR COST
                            1 Year           $     92
                            2 Years          $    187
                            3 Years          $    287
                            4 Years          $    391
                            5 Years          $    498
                            6 Years          $    611
                            7 Years          $    728
                            8 Years          $    849
                            9 Years          $    976
                            10 Years         $  1,108

PERFORMANCE EXAMPLE

The following tables summarize the impact of the Portfolio's fees and expenses on its performance for each year and cumulatively, assuming a 5% return for each year and the Portfolio's operating expenses remain the same for the time periods below. Column 1 shows the Portfolio's cumulative performance without the deduction of fees and expenses. Column 2 shows the Portfolio's cumulative performance with the deduction of fees and expenses. The performance information in this table is hypothetical. The Portfolio's actual performance may be higher or lower.

             LIBERTY RIDGE SELECT VALUE PORTFOLIO
--------------------------------------------------------------
                 Column 1                    Column 2
         -------------------------   -------------------------
           Cumulative Performance      Cumulative Performance
          without the Deduction of      with the Deduction of
 Year         Fees and Expenses           Fees and Expenses
------   -------------------------   -------------------------
   1               5.00%                       4.10%
   2              10.25%                       8.37%
   3              15.76%                      12.81%
   4              21.55%                      17.44%
   5              27.63%                      22.25%
   6              34.01%                      27.26%
   7              40.71%                      32.48%
   8              47.75%                      37.91%
   9              55.13%                      43.57%
  10              62.90%                      49.45%

MORE ABOUT THE PORTFOLIOS

The following discussion and tables describe the main investment strategies discussed in the Portfolio Summaries section of this Prospectus in greater detail. From time to time, the Portfolio employs other investment practices, which are also described in the table and in the Statement of Additional Information. The back cover of this Prospectus explains how you can get a copy of the Statement of Additional Information.

OUR INVESTMENT STRATEGIES

Liberty Ridge Capital believes that discipline and consistency are important to long-term investment success. This belief is reflected in its investment process.

SELECT VALUE PORTFOLIO

Liberty Ridge Capital's blend investment process seeks securities that have attractive valuations relative to the sector and the market, but are exhibiting positive near-term business dynamics and long-term earnings growth. Liberty Ridge Capital attempts to focus on stocks of companies that are industry leaders where management teams have an incentive to grow bottom line earnings rather than focus primarily on revenues or return on equity, which can be manipulated through accounting. Liberty Ridge Capital believes that consistent application of this style creates the ability to reliably add alpha over full market cycles. Liberty Ridge Capital's core process is primarily driven by fundamental research, but also employs a multi-factor model that screens companies based on valuation, near-term business dynamics and long-term earnings growth. Liberty Ridge Capital believes appropriately priced companies that are leaders in their industries with limited competition and high barriers to entry possess the characteristics that have the highest probability of outperforming the market over full market cycles in the blend space.

The Portfolio may invest 100% of its total assets in cash or U.S. dollar-denominated high quality short-term debt instruments, such as U.S. Government securities, for temporary defensive purposes to maintain liquidity when economic or market conditions are unfavorable for profitable investing. These types of investments typically have a lower yield than other longer-term investments and lack the capital appreciation potential of securities, like common stocks. In addition, while these investments are generally designed to limit a Portfolio's losses, they can prevent a Portfolio from achieving its investment goal.

The Portfolio is actively managed, which means a Portfolio's manager may frequently buy and sell securities. Frequent trading increases a Portfolio's turnover rate and may increase transaction costs, such as brokerage commissions. Increased transaction costs could detract from a Portfolio's performance. In addition, the sale of Portfolio securities may generate capital gains which, when distributed, may be taxable to you.

RISKS AND RETURNS

EQUITY SECURITIES:

Shares representing ownership or the right to ownership in a corporation. The Portfolio may invest in the following types of securities: common and preferred stocks, convertible securities, warrants and rights.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------    -----------------------------------   ------------------------------------
o  Equity security prices              o  Equity securities have generally   o  Liberty Ridge Capital focuses its
   fluctuate over time.                   outperformed more stable              active management on securities
   Security prices may fall               investments (such as bonds and        selection, the area it believes
   as a result of factors                 cash equivalents) over the long       its investment methodologies can
   that relate to the                     term.                                 most enhance a Portfolio's
   company, such as                                                             performance.
   management decisions or
   lower demand for the
   company's products or
   services.

o  Equity security prices                                                    o  Liberty Ridge Capital maintains a
   may fall because of                                                          long-term investment approach and
   factors affecting                                                            focuses on securities it believes
   companies in a number of                                                     can appreciate over an extended
   industries, such as                                                          time frame, regardless of interim
   increased production                                                         fluctuations.
   costs.

o  Equity security prices                                                    o  Under normal circumstances, the
   may fall because of                                                          Portfolio intends to remain fully
   changes in the financial                                                     invested, with at least 65% of its
   markets, such as interest                                                    assets in equity securities.
   rates or currency
   exchange rate changes.

o  Equity securities may
   well underperform more
   stable investments (such
   as bonds and cash) in the
   short term.

GROWTH SECURITITIES:

Equity securities that Liberty Ridge Capital believes have or are expected to have strong sales and earnings growth and capital appreciation potential and will grow faster than the economy as a whole.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
------------------------------------   -----------------------------------   ------------------------------------
o  See Equity Securities.              o  See Equity Securities.             o  See Equity Securities.

o  Growth securities may be more       o  Growth securities may appreciate   o  Generally speaking, Liberty Ridge
   sensitive to changes in earnings       faster than non-growth securities.    Capital considers selling a security
   than other securities because they                                           when investment goals are realized,
   typically trade at higher earnings                                           market cap sensitivity becomes
   multiples.                                                                   prevalent, or the investment thesis
                                                                                is no longer valid. In addition,
                                                                                Liberty Ridge Capital may sell a
o  The growth securities in a Portfolio                                         growth security for other reasons,
   may never reach what Liberty Ridge                                           such as when it shows deteriorating
   Capital believes are their full                                              fundamentals or to invest in a
   value and may even go down in price.                                         company with more attractive
                                                                                long-term growth potential.

VALUE SECURITIES:

Equity securities that Liberty Ridge Capital believes are currently underpriced using certain financial measurements, such as their price-to-earnings ratio and earnings power.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------    -----------------------------------   ------------------------------------
o  See Equity Securities.              o  See Equity Securities.             o  See Equity Securities.

o  Value companies may have            o  Value securities may produce       o  In managing Select Value
   experienced adverse business           significant capital appreciation      Portfolio, Liberty Ridge Capital
   developments or may be subject         as the market recognizes their        uses its own research, computer
   to special risks that have             full value.                           models and measures of value.
   caused their securities to be
   out of favor.

o  The value securities in a
   Portfolio may never reach what
   Liberty Ridge Capital believes
   are their full value and may
   even go down in price.

SMALL AND MEDIUM SIZED COMPANY SECURITIES:

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------    -----------------------------------   ------------------------------------
o  Small and medium sized company      o  Small and medium sized company     o  See Equity Securities/Growth
   securities involve greater risk        securities may appreciate faster      Securities/Value Securities.
   and price volatility than              than those of larger, more
   larger, more established               established companies for many     o  Liberty Ridge Capital focuses on
   companies because they tend to         reasons. For example, small and       small and medium sized companies
   have more limited product              medium sized companies tend to        with strong balance sheets that
   lines, markets and financial           have younger product lines whose      it expects will exceed consensus
   resources, such as access to           distribution and revenues are         earnings expectations.
   capital, and may be dependent on       still maturing.
   a smaller and more in-
   experienced management group. In
   addition, small and medium sized
   company securities may trade
   much less frequently than
   securities of larger companies,
   making the prices of these
   securities subject to greater
   volatility.

TECHNOLOGY OR COMMUNICATIONS COMPANY SECURITIES:

Securities of companies that rely extensively on technology or communications in their product development or operations or are expected to benefit from technological advances and improvements.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISK & RETURNS:
-----------------------------------    -----------------------------------   -----------------------------------
o  Technology or communications        o  Technology or communications       o  The Portfolio does not
   company securities are strongly        company securities offer              concentrate its investments in
   affected by worldwide scientific       investors significant growth          the groups of industries within
   and technological developments         potential because they may be         the technology and
   and governmental                       responsible for breakthrough          communications sector of the
   laws, regulations and                  products or technologies or may       market.
   policies, and, therefore, are          be positioned to take advantage
   generally more volatile than           of cutting-edge, technology-
   companies not dependent upon or        related developments.
   associated with technology or
   communications issues.

OVER-THE-COUNTER ("OTC") SECURITIES:

Securities that are not listed and traded on an organized exchange, but are bought and sold through a computer network.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------    -----------------------------------   ------------------------------------
o  OTC securities are not traded as    o  Increases the number of            o  Liberty Ridge Capital uses a
   often as securities listed on an       potential investments for a           highly disciplined investment
   exchange. So, if the Portfolio         Portfolio.                            process that seeks to, among
   were to sell an OTC security, it                                             other things, identify quality
   might have to offer the security    o  OTC securities may appreciate         investments that will enhance a
   at a discount or sell it in            faster than exchange-traded           Portfolio's performance.
   smaller share lots over an             securities because they are
   extended period of time.               typically securities of
                                          younger, growing companies.

FOREIGN EQUITY SECURITIES:

Securities of foreign issuers, including American Depository Receipts ("ADRs"), European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs"). ADRs are certificates issued by a U.S. bank that represent a bank's holdings of a stated number of shares of a foreign corporation. An ADR is bought and sold in the same manner as U.S. securities and is priced in U.S. dollars. EDRs and GDRs are also receipts that represent a stated number of shares of a foreign corporation, only they are issued by a non-U.S. bank or a foreign branch a of U.S. bank. EDRs and GDRs are generally designed for use on foreign exchanges and are typically not priced in U.S. dollars. ADRs, EDRs and GDRs each carry most of the risks of investing directly in foreign equity securities.

POTENTIAL RISKS:                       POTENTIAL RETURNS:
-----------------------------------    -----------------------------------
o  Foreign security prices may fall    o  Favorable exchange rate
   due to political instability,          movements could generate gains
   changes in currency exchange           or reduce losses.
   rates, foreign economic
   conditions or inadequate            o  Foreign investments, which
   regulatory and accounting              represent a major portion of the
   standards.                             world's securities, offer
                                          attractive potential performance
o  Although ADRs, EDRs and GDRs are       and opportunities for
   alternatives to directly               diversification.
   purchasing the underlying
   foreign securities in their         POLICIES TO BALANCE RISKS & RETURNS:
   national markets and
   currencies, they are also subject   o  The Portfolio limits the amount
   to many of the risks associated        of total assets it invests in
   with investing directly in             foreign issuers not traded in
   foreign securities.                    the U.S. to 15%. ADRs are not
                                          included in this limit.
o  Foreign investments, especially
   investments in emerging or
   developing markets, can be
   riskier and more volatile than
   investments in the United
   States. Adverse political and
   economic developments or changes
   in the value of foreign currency
   can make it harder for a
   Portfolio to sell its securities
   and could reduce the value of
   your shares. Differences in tax
   and accounting standards and
   difficulties in obtaining
   information about foreign
   companies can negatively affect
   investment decisions. Unlike more
   established markets, emerging
   markets may have governments
   that are less stable, markets
   that are less liquid and
   economies that are less
   developed.

ILLIQUID SECURITIES:

Securities that do not have a ready market and cannot be easily sold within seven days at approximately the price that the Portfolio has valued them.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISKS & RETURNS:
-----------------------------------    -----------------------------------   ------------------------------------
o  A Portfolio may have difficulty     o  Illiquid securities may offer      o  The Portfolio may not invest
   valuing these securities               more attractive yields or             more than 15% of its net assets
   precisely.                             potential growth than comparable      in illiquid securities.
                                          widely traded securities.
o  A Portfolio may be unable to
   sell these securities at the
   time or price it desires.

MONEY MARKET INSTRUMENTS:

High quality, short-term U.S. and foreign debt instruments denominated in U.S. dollars, including bank obligations (such as CDs, time deposits, bankers' acceptances and banknotes), commercial paper, corporate obligations (including asset-backed securities), government obligations (such as U.S. Treasury, agency or foreign government securities), short-term obligations issued by state and local governments and repurchase agreements.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISK & RETURN:
-----------------------------------    -----------------------------------   ----------------------------------
o  Money market instrument prices      o  Money market instruments have      o  The Portfolio only invests in
   fluctuate over time.                   greater short-term                    money market instruments for
                                          liquidity, capital preservation       temporary defensive or cash
o  Money market instrument prices         and income potential than             management purposes.
   may fall as a result of factors        longer-term investments such as
   that relate to the issuer, such        stocks.
   as a credit rating downgrade.

o  Money market instrument prices
   may fall because of changes in
   the financial markets, such as
   interest rate changes.

DERIVATIVES:

Investments such as forward foreign currency contracts, futures, over-the-counter options, options on futures, options and swaps, whose value is based on an underlying asset or economic factor.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISK & RETURN:
-----------------------------------    -----------------------------------   ----------------------------------
o  The value of derivatives are        Derivatives may be used for a         o  The Portfolio may use
   volatile.                           variety of purposes, including:          derivatives selectively for
                                                                                hedging, to reduce transaction
o  Because of the low margin           o  To reduce transaction costs;          costs or to manage cash flows.
   deposits required, derivatives
   often involve an extremely high     o  To manage cash flows;              o  To the extent a Portfolio enters
   degree of leverage. As a result,                                             into derivatives, it will, when
   a relatively small price            o  To maintain full market               necessary, segregate cash or
   movement in a derivative may           exposure, which means to adjust       other liquid assets equal to the
   result in immediate and                the characteristics of its            settlement amount with its
   substantial loss, as well as           investments to more closely           custodian to cover the
   gain, to the investor.                 approximate those of its              contract. When a Portfolio sells
   Successful use of a derivative         benchmark;                            certain derivative contracts, it
   depends on the degree to which                                               will hold at all times the
   prices of the underlying assets     o  To enhance returns; and               instruments underlying the
   correlate with price movements                                               contracts.
   in the derivatives a Portfolio      o  To protect a Portfolio's
   buys or sells. A Portfolio             investments against changes
   could be negatively affected if        resulting from market conditions
   the change in market value of          (a practice called "hedging").
   its securities fails to
   correlate perfectly with the
   values of the derivatives it
   purchased or sold. Thus, a use
   of derivatives may result in
   losses in excess of the amount
   invested.

REIT SECURITIES

A separately managed trust that makes investments in various real estate businesses. An equity REIT may own real estate and pass the income it receives from rents from the properties, or the capital gain it receives from selling a building, to its shareholders. A mortgage REIT specializes in lending money to building developers and passes the interest income it receives from the mortgages to shareholders. A hybrid REIT combines the characteristics of equity and mortgage REITs.

POTENTIAL RISKS:                       POTENTIAL RETURNS:                    POLICIES TO BALANCE RISK & RETURN:
-----------------------------------    -----------------------------------   ----------------------------------
The real estate industry is            o  Investments in REITs permit a      o  Liberty Ridge Capital considers
particularly sensitive to:                Portfolio to participate in           companies that it expects will
                                          potential capital appreciation        generate good cash flow from the
o  Economic factors, such as              and income opportunities in           underlying properties, have
   interest rate changes or market        various segments of the real          proven management track
   recessions;                            estate sector.                        records, and histories of
                                                                                increasing dividends.

o  Over-building in one particular
   area, changes in zoning laws, or
   changes in neighborhood values;

o  Increases in property taxes;

o  Casualty and condemnation
   losses; and

o  Regulatory limitations on rents.

   REITs may expose a Portfolio to
   similar risks associated with
   direct investment in real
   estate. REITs are more dependent
   upon specialized management
   skills, have limited
   diversification and
   are, therefore, generally
   dependent on their ability to
   generate cash flow to make
   distributions to shareholders.

THE INVESTMENT ADVISER

THE INVESTMENT ADVISER:

Liberty Ridge Capital, Inc. (known prior to October 1, 2004 as Pilgrim Baxter & Associates, Ltd.), 1400 Liberty Ridge Drive, Wayne, PA 19087-5593, is the investment adviser for the Portfolio. Founded in 1982, Liberty Ridge Capital currently manages approximately $5.4 billion as of March 31, 2005, in assets for clients such as pension and profit-sharing plans, charitable institutions, corporations, trusts, estates and other investment companies.

As investment adviser, Liberty Ridge Capital makes investment decisions for the Portfolio. The Portfolio's Board of Trustees supervises Liberty Ridge Capital and establishes policies that Liberty Ridge Capital must follow in its day-to-day management activities.

For the fiscal year ended December 31, 2004, the effective management fee (as a percentage of average daily net assets) paid by the Portfolio was as follows:

LIBERTY RIDGE SELECT VALUE PORTFOLIO                            0.65%

At a meeting of the Board of Trustees held on December 8, 2004, an amendment to PBHG Insurance Series Fund's Advisory Agreement with Liberty Ridge Capital to implement advisory fee breakpoints for the Portfolio was considered and approved by the unanimous vote, cast in person, of PBHG Insurance Series Fund's Trustees, each of whom is not an interested person of PBHG Insurance Series Fund, as defined by the 1940 Act. The advisory fee breakpoints approved by the Board are triggered once a Portfolio reaches $1 billion in assets. For assets between $0 and $1 billion, advisory fees will be charged at their current levels (base level). Once assets of a Portfolio exceed $1 billion, the advisory fee charged on such assets will be reduced by 0.05% from their base level. Further fee breakpoints are triggered when a Portfolio's assets reach $1.5 billion, $2 billion, and $2.5 billion. In each case, base level advisory fees are reduced by an additional 0.05% for a possible 0.20% point reduction in total.

On June 21, 2004, Liberty Ridge Capital entered into agreements with the Securities and Exchange Commission ("SEC") and the New York Attorney General ("NYAG") settling all of their charges related to "market timing" activity in the PBHG Funds, an investment company in the same mutual fund complex as the Portfolios. In the settlements, Liberty Ridge Capital, without admitting or denying any findings or allegations made by the SEC or the NYAG, agreed to cease and desist from causing any violation of state and federal securities laws. The settlements require Liberty Ridge Capital, among other things, to operate in accordance with enhanced corporate governance policies and practices. Under the NYAG settlement, if certain terms and undertakings in that settlement as described in the Portfolio's Statement of Additional Information are not met, the NYAG settlement stipulates that Liberty Ridge Capital shall promptly terminate its management of the Portfolio. In this event, the Portfolio's Board of Trustees would be required to seek new management or consider other alternatives.

In addition to the regulatory actions, which have been settled as described above, multiple lawsuits, including class action and shareholder derivative suits (the "Civil Litigation"), have been filed against Liberty Ridge Capital, PBHG Funds, and certain related and unrelated parties. These lawsuits are primarily based upon the allegations in the SEC civil action and the NYAG civil action. These lawsuits allege a variety of theories for recovery, including but not limited to: (i) violations of various provisions of the Federal securities laws; (ii) breach of fiduciary duty; and (iii) false or misleading prospectus disclosure. The lawsuits were originally filed in both Federal and state courts, but have since all been consolidated in the United States District Court for the District of Maryland. The lawsuits seek such remedies as compensatory damages, restitution, rescission of the management and other contracts between PBHG Funds and Liberty Ridge Capital and certain of its affiliates, removal of Liberty Ridge Capital as investment adviser of PBHG Funds, an accounting for profits, injunctive relief, equitable relief, interest and the payment of attorney's and experts' fees.

On April 12, 2005, the Attorney General of the State of West Virginia ("WVAG") filed civil proceedings against Liberty Ridge Capital, as well as numerous unrelated mutual fund complexes and financial institutions (together with the Civil Litigation, the "Litigation"). Neither PBHG Insurance Series Fund nor PBHG Funds was named as a defendant in these proceedings. The WVAG complaint, filed in the Circuit Court of Marshall County, West Virginia, alleges that Liberty Ridge Capital permitted short-term trading in excess of PBHG Funds' disclosed limitation of four exchanges per year and also provided confidential portfolio information to customers of a broker-dealer who used the information to market time PBHG Funds. The WVAG alleges the foregoing violated the West Virginia Consumer Credit and Protection Act (W. Va. Code ss. 46A-1-101, et seq.) and is seeking injunctions; civil monetary penalties; a writ of quo warranto against the defendants for their alleged improper actions; pre-judgment and post-judgment interest; costs and expenses, including counsel fees; and other relief. It is possible that similar actions based on the same facts and circumstances may be filed in the future by other state agencies. Such other actions will be described in the Statement of Additional Information.

At this stage of the Litigation, Liberty Ridge Capital believes that it is too early to assess the likely outcome of the Litigation, or success of any defenses each of the defendants may have to the claims. Any potential resolution of the

Litigation may include, but not be limited to, judgments or settlements for damages against Liberty Ridge Capital, PBHG Funds or any named defendant. While it is currently too early to predict the result of the Litigation, Liberty Ridge Capital does not believe that the outcome of the Litigation will materially affect its ability to carry out its duty as investment adviser to the Portfolio. However, Liberty Ridge Capital is currently unable to gauge the level of shareholder redemptions that may result from the news of these pending lawsuits. Redemptions may require the Portfolio to sell investments to provide for sufficient liquidity, which could adversely impact the investment performance of the Portfolio. In addition, if Liberty Ridge Capital is unsuccessful in its defense of the WVAG proceedings, it could be barred from serving as an investment adviser for any investment company registered under the Investment Company Act of 1940, as amended (a "registered investment company"). Such results could affect the ability of Liberty Ridge Capital or any company that is an affiliated person of Liberty Ridge Capital from serving as an investment adviser to any registered investment company, including your fund. Your fund has been informed by Liberty Ridge Capital, if these results occur, Liberty Ridge Capital will seek exemptive relief from the SEC to permit Liberty Ridge Capital to continue to serve as your fund's investment adviser. There is no assurance that such exemptive relief will be granted.

PORTFOLIO MANAGERS

SELECT VALUE PORTFOLIO

Jerome J. Heppelmann, CFA has managed the Select Value Portfolio since December 9, 2004. Mr. Heppelmann joined Liberty Ridge Capital in 1994 as a Vice President of Marketing/Client Service and since 1997 has been a member of Liberty Ridge Capital's investment team. Prior to joining Liberty Ridge Capital, Mr. Heppelmann worked in the Investment Advisory Group for SEI Investments.

The Portfolio's Statement of Additional Information provides additional information about the portfolio manager's investments in the Portfolio that he manages, a description of his compensation structure and information regarding other accounts he manages.

YOUR INVESTMENT

POLICY REGARDING EXCESSIVE OR SHORT-TERM TRADING

The Portfolio is intended to be a long-term investment vehicle and is not designed for investors that engage in excessive short-term trading activity (i.e., a purchase of Portfolio shares followed shortly thereafter by a redemption of such shares, or vice versa). Short-term or excessive trading could lead to a Portfolio needing to maintain higher daily cash balances to meet redemption requests as well as higher transaction costs, either of which could adversely affect shareholder returns.

PBHG Insurance Series Fund's Board of Trustees has adopted and Liberty Ridge Capital and its affiliates (collectively, for purposes of this section Policy Regarding Excessive or Short-Term Trading, "Liberty Ridge Capital") and their agents have implemented a policy of trade activity monitoring and selective use of fair value pricing to discourage excessive short-term trading in the Portfolio. Each of these tools is described in more detail below. Although these tools are designed to discourage excessive short-term trading, neither of these tools alone nor both of them taken together eliminate the possibility that excessive short-term trading activity in the Portfolio will occur. Moreover, these tools involve judgments that are inherently subjective. Liberty Ridge Capital and its agents seek to make these judgments to the best of their abilities in a manner that they believe are consistent with shareholder interests. For purposes of applying these tools, Liberty Ridge Capital and its agents may consider, among other things, an investor's trading history in the Portfolios, and accounts under common ownership or control. Liberty Ridge Capital and PBHG Insurance Series Fund may modify these procedures in response to changing regulatory requirements, such as those adopted by the SEC or U.S. Department of Labor, or to enhance the effectiveness of these procedures.

TRADE ACTIVITY MONITORING

Liberty Ridge Capital and its agents monitor selected trades in an effort to detect excessive short-term trading activities. If, as a result of this monitoring, Liberty Ridge Capital or one of its agents determines that a shareholder has engaged in excessive short-term trading, it will work with the Participating Insurance Companies to (i) advise the shareholder that he or she must stop such activities and (ii) use its best efforts to refuse to process purchases in the shareholder's account. Determining whether a shareholder has engaged in excessive short-term trading involves judgments that are inherently subjective. In making such judgments, Liberty Ridge Capital and its agents seek to act in a manner that they believe is consistent with the best interests of Portfolio shareholders.

The ability of Liberty Ridge Capital and its agents to monitor trades that are placed by holders of VA Contracts and VLI Policies through omnibus accounts maintained by Participating Insurance Companies is severely limited because the Participating Insurance Companies maintain the underlying shareholder accounts. Liberty Ridge Capital and its agents generally rely on the willingness, ability and rights of the Participating Insurance Companies to monitor trading activity and enforce the Portfolio's excessive short-term trading policy. There is no assurance that the Participating Insurance Companies will in all instances cooperate with Liberty Ridge Capital and its agents in monitoring trading activity or enforcing the excessive short-term trading policy. This is one reason why this tool cannot eliminate completely the possibility of excessive short-term trading. Liberty Ridge Capital and its agents, however, will attempt to apply the excessive short-term trading policy uniformly to all Participating Insurance Companies.

FAIR VALUE PRICING

The Portfolio has fair value pricing procedures in place, and PBHG Insurance Series Fund's Valuation Committee meets as necessary to value securities in appropriate circumstances that may include, but are not limited to, when a market price is unavailable or if Portfolio assets have been affected by events occurring after the close of trading of a securities market, but before a Portfolio calculates its net asset value. By fair valuing a security whose price may have been affected by events occurring after the close of trading in its respective market, a Portfolio attempts to establish a price that it might reasonably expect to receive upon its current sale of that security. These methods are designed to help ensure that the prices at which Portfolio shares are purchased and redeemed are fair, and do not result in dilution of shareholder interest or other harm to shareholders. In addition, fair value pricing is a helpful tool in preventing excessive short-term trading activity because it may make it more difficult for potentially disruptive shareholders to determine if pricing inefficiencies exist in a Portfolio's securities.

PRICING PORTFOLIO SHARES

The price of a Portfolio's shares is based on that Portfolio's net asset value
(NAV). A Portfolio's NAV equals the value of its assets, less its liabilities, divided by the number of its outstanding shares. Portfolio shares are priced every day at the close of regular trading on the New York Stock Exchange. Portfolio shares are not priced on days that the New York Stock Exchange is closed.

A Portfolio prices its investments for which market quotations are readily available at market value. It prices short-term investments at amortized cost, which approximates market value. It prices all other investments at fair value, as described previously under

"Policy Regarding Excessive or Short-Term Trading - Fair Value Pricing." If a Portfolio holds securities quoted in foreign currencies, it translates that price into U.S. dollars at current exchange rates. Because foreign markets may be open at different times than the New York Stock Exchange, the price of a Portfolio's shares may change on days when its shares are not available for purchase or sale.

BUYING & SELLING PORTFOLIO SHARES

You may only buy and sell Portfolio shares through VA Contracts and VLI Policies offered by separate accounts of Participating Insurance Companies. The prospectus for these separate accounts explains how to purchase and redeem a VA Contract or VLI Policy.

The Participating Insurance Company may buy Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your completed buy order before the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m. Eastern Time) for your Portfolio shares to be bought at that day's NAV. Purchase orders received after the close of the New York Stock Exchange will be priced at the Portfolio's next calculated NAV. Processing of your initial purchase may take longer. The Participating Insurance Company is responsible for sending your buy order to the Portfolio. A Portfolio may periodically close to new purchases or refuse a buy order if the Portfolio determines that doing so would be in the best interests of the Portfolio and its shareholders.

The Participating Insurance Company may sell Portfolio shares for you at NAV any day the New York Stock Exchange is open. The Participating Insurance Company must receive your sell order before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. The Participating Insurance Company is responsible for sending your sell order to the Portfolio. The Portfolio generally sends payment for your shares to the Participating Insurance Company the business day after your sell order is received. Under unusual circumstances, the Portfolio may suspend redemptions or postpone payment for up to seven days as permitted by federal securities law.

IMPORTANT INFORMATION ABOUT PROCEDURES FOR OPENING A NEW ACCOUNT

The Portfolio is required by Federal Law to obtain, verify, and record information that identifies each person who opens a new account. If you do not provide this information, we may not be able to open your account. The Portfolio reserves the right to close your account or take such other action deemed appropriate if we are unable to verify your identity.

DISTRIBUTIONS AND TAXES

The Portfolio distributes its net investment income and net realized capital gains to shareholders at least once a year. These distributions will be reinvested in the Portfolio unless the Participating Insurance Company instructs the Portfolio otherwise. There are no fees on reinvestments.

VA Contracts and VLI Policies are currently tax-deferred investments. Therefore, Portfolio distributions are exempt from current taxation if left to accumulate in your VA Contract or VLI Policy. In addition, exchanges among the Portfolios are currently not taxable. The prospectus for the Participating Insurance Company separate account discusses the tax status of VA Contracts and VLI Policies in greater detail. The tax status of a Portfolio's distributions for each calendar year will be detailed in the Participating Insurance Company's annual tax statement for that Portfolio. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.

REVENUE SHARING

PAYMENTS BY PBHG FUND DISTRIBUTORS OR ITS AFFILIATES

From time to time, PBHG Fund Distributors (the "Distributor") or one or more of its corporate affiliates may make payments from its own resources to insurance companies or other intermediaries that sponsor VA Contracts and VLI Policies which offer or hold Portfolio shares. These payments are made in exchange for certain services provided by the insurance company or intermediary, such as administrative or recordkeeping support services and/or marketing support. Administrative and recordkeeping support services vary among intermediaries, but may include transaction processing or account maintenance activities (such as processing purchases, redemptions, or exchanges or producing customer account statements or tax statements) sub-accounting services, answering shareholder inquiries relating to the Portfolios, delivering proxy statements, annual reports, updated prospectuses and other communications, and other recordkeeping services relating to investments in the Portfolios. Marketing support payments include payments for conferences and seminars, investor and dealer-sponsored events, educating sales personnel of the insurance company or other intermediary, placement on sales lists and access (in some cases on a preferential basis over competitors of the Portfolios) to sales meetings and salespeople of the intermediary. In addition, insurance companies and intermediaries may receive non-cash compensation, such as promotional merchandise bearing the PBHG Insurance Series Fund logo.

The Distributor or its affiliates may compensate insurance companies and other intermediaries differently depending on the nature and extent of the services they provide. Insurance companies and intermediaries may earn profits on these payments, since the amount of the payment may exceed their cost in providing the service. Certain of these payments may be subject to limitations under applicable law.

The Distributor is motivated to make these payments since, in certain circumstances, they promote the sale of Portfolio shares and the retention of those investments by clients of the insurance company or intermediary. The Adviser may also benefit from the Distributor's activity through increased advisory fees received on assets purchased through insurance companies or intermediaries.

PAYMENTS BY PBHG INSURANCE SERIES FUND

Like the Distributor, PBHG Insurance Series Fund may, from time to time, make payments to insurance companies and other intermediaries that provide administrative or recordkeeping support services, as described above. In certain cases, the payments could be significant and cause a conflict of interest for Participating Insurance Companies or other intermediaries. You can find further details in the SAI about these payments and the services provided in return by the insurance companies or intermediaries. You can also speak to your Participating Insurance Company or financial intermediary for more information about payments made by the Distributor or the Trust to such parties.

POTENTIAL CONFLICTS OF INTEREST

Participating Insurance Companies may be affiliated with one another. In addition, the interests of VA Contact and VLI Policy holders may conflict due to differences in tax treatment and other considerations. The Portfolio's Board of Trustees monitors the Portfolio for material conflicts and determines what action, if any, should be taken. For example, the Board may require a Participating Insurance Company to sell its investments in a Portfolio. As a result, the Portfolio may be forced to sell securities. In addition, the Board may refuse to sell shares of a Portfolio to a particular VA Contract or VLI Policy or may suspend or terminate sales of Portfolio shares if required by law or regulatory authority or if the action is in the best interests of the Portfolio and its shareholders.

FINANCIAL HIGHLIGHTS

A Portfolio's financial highlights help you understand its recent financial performance. The total returns represent the rate that you would have earned or lost on an investment in the Portfolio, assuming you reinvested all Portfolio distributions. PricewaterhouseCoopers LLP ("PWC") has audited the information contained in these financial highlights. PWC's report and the Portfolio's financial statements are included in the Portfolio's Annual Report to Shareholders, which is available, free of charge, upon request.

FOR A SHARE OUTSTANDING THROUGHOUT EACH FISCAL YEAR
FOR THE YEARS ENDED DECEMBER 31

                                                           Net
                           Net                         Realized and                    Dividends
                          Asset                         Unrealized                        from        Distributions
                          Value,          Net            Gains or         Total            Net            from
                        Beginning      Investment         Losses           from        Investment        Capital         Total
                         of Year         Income        on Securities    Operations       Income           Gains       Distributions
                       ------------   ------------     -------------   -------------   ------------   -------------  --------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO
2004                   $      13.83   $       0.21(1)  $        0.17   $        0.38   $      (0.30)             --  $        (0.30)
2003                          12.00           0.35              1.81            2.16          (0.33)             --           (0.33)
2002                          16.20           0.30             (4.35)          (4.05)         (0.15)             --           (0.15)
2001                          16.13           0.15(1)           0.10            0.25          (0.04)  $       (0.14)          (0.18)
2000                          15.19           0.07              2.54            2.61          (0.09)          (1.58)          (1.67)

(1)  Per share calculations were performed using average shares for the year.

     Amounts designated as "--"are either $0 or have been rounded to $0.

                                                                                                      Ratio of Net
                                                                                           Ratio       Investment
                                                                                        of Expenses      Income
                                                                            Ratio       to Average     to Average
                Net                            Net         Ratio of        of Net       Net Assets     Net Assets
               Asset                         Assets,       Expenses      Investment     (Excluding     (Excluding
               Value,                          End        to Average       Income         Waivers        Waivers       Portfolio
                End           Total          of Year          Net         to Average    and Expense    and Expense      Turnover
              of Year         Return          (000)         Assets       Net Assets     Reduction)     Reduction)        Rate
            ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
LIBERTY RIDGE SELECT VALUE PORTFOLIO
2004        $      13.91           2.85%  $     64,049           0.92%          1.52%          0.92%          1.52%        110.53%
2003               13.83          18.29%        94,035           0.90%          1.53%          0.90%          1.53%        224.47%
2002               12.00         (25.07)%      141,322           0.87%          1.19%          0.87%          1.19%        505.46%
2001               16.20           1.72%       332,970           0.86%          0.67%          0.86%          0.67%        652.60%
2000               16.13          17.88%       118,669           0.97%          1.30%          0.97%          1.30%       1137.60%

FOR MORE INFORMATION

For investors who want more information about the Portfolio, the following documents are available free upon request:

STATEMENT OF ADDITIONAL INFORMATION (SAI):

Provides more information about the Portfolio and is incorporated into this Prospectus by reference.

ANNUAL/SEMI-ANNUAL REPORTS:

Provides financial and performance information about the Portfolio and its investments and a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during the last fiscal year or half-year.

To Obtain the SAI, Annual/Semi-Annual Reports or Other Information and for Shareholder Inquiries:

BY MAIL:

PBHG INSURANCE SERIES FUND

P.O. BOX 419229

KANSAS CITY, MO 64141-6229

BY TELEPHONE:

1-800-347-9256

The SAI, annual and semi-annual reports are also available, free of charge, at www.pbhgfunds.com. You may also contact the Participating Insurance Company for copies of these documents.


Reports and other information about PBHG Insurance Series Fund (including the
SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about PBHG Insurance Series Fund are also available on the EDGAR database on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, after paying a duplicating fee, by sending your written request to the SEC's Public Reference Section, Washington, D.C. 20549-0102, or by electronic request at publicinfo@sec.gov.

Information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12- month period ended June 30, 2004 is available without charge by calling 800-433-0051 and on the Commission's website at www.sec.gov. PBHG Insurance Series Fund has adopted a Code of Ethical Conduct pursuant to section 406 of the Sarbanes-Oxley Act. You may obtain a copy of this Code of Conduct upon request by calling 800-433-0051 or by visiting the Securities and Exchange Commission's website at www.sec.gov.

The complete portfolio holdings of the Portfolio as of the end of each calendar quarter is available at www.pbhgfunds.com. Portfolio holdings will be posted to the website on the 15th calendar day after the end of each calendar quarter and will remain available until replaced with the Portfolio's portfolio holdings for the following calendar quarter end. Further description of the Portfolio's policies and procedures with respect to the disclosure of portfolio holdings is available in the SAI.

PBHG Insurance Series Fund's Investment Company Act file number 811-08009.

PBHG-ISF Prospectus 4/05

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[GRAPHICS APPEARS HERE]

PBHG INSURANCE SERIES FUND PRIVACY NOTICE

PROTECTING YOUR PERSONAL INFORMATION

PBHG Insurance Series Fund has adopted a privacy policy to protect the nonpublic personal information that you provide to us. In order to establish and service your account, we collect personal information about you from information we receive on your application, such as your name and address. We also retain information regarding your transactions with us and our affiliates, such as account balances and exchanges.

Occasionally, we may disclose this information to companies that perform services for the Portfolios, such as other financial institutions with whom we have joint marketing agreements, or to the Portfolios' proxy solicitors. These companies may only use this information in connection with the services they provide to the Portfolios, and not for any other purpose. We may also disclose this information to the extent permitted or required by law, such as to our service providers to process your transactions or to maintain your account, or as a result of a court order or regulatory inquiry. We otherwise will not disclose any nonpublic personal information about our customers or former customers to any other party for any other purpose without first providing notification to our customers or former customers. You would then be given an opportunity to "opt out" if you did not want information to be released.

We utilize a number of measures to protect your confidential information. Only our employees and those of our service providers who need nonpublic personal information in order to provide services to you have access to that data. All other persons are restricted from accessing that information. Furthermore, we maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information. We respect and value the trust you have placed in us and work diligently to preserve that relationship.

                     THIS PAGE IS NOT PART OF THE PROSPECTUS